Slide 1 Parker Hannifin Corporation Quarterly Earnings Release 2nd Quarter FY 2008 January 17, 2008 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-
material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda 2 nd quarter highlights Key performance measures & outlook Questions & answers Closing comments

Slide 5
Second Quarter and First Half Highlights
Record Q2 Sales, Earnings, and Cash Flow
Headed for another record year
Globally balanced in Sales and margins
Q2 Sales growth 12.7% - 5% organic
Earnings per diluted share up 12.8% in Q2,
13.3% in first half
Total Parker Orders up 10% in Q2

Slide 6 Financial Highlights Diluted Earnings per Share 2 nd Quarter and 1 st Half $2.26 $2.56 $1.23 $1.09 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 Q2 FY08 Q2 FY07 1st Half FY08 1st Half FY07

Slide 7
Influences on 2
nd
Quarter Earnings
Sales increased 13%
Segment operating income increased 13%
Lower Corporate G&A – 9%
Reduction in shares outstanding
-
4.9 million fewer diluted shares in FY08
Offset by:
Lower Aerospace and CIC margins
Higher Interest expense
Higher Other expense
Higher income tax rate – 28.5% vs. 27.1%

Slide 8
Financial Highlights
Sales – 2
nd
Quarter  and 1
st
Half
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 2,829 $ 12.7% 2,511 $ 5,616 $   10.9% 5,063 $
Acquisitions 74          2.9% 135          2.7%
Currency 120        4.9% 211          4.1%
Adjusted Sales 2,635 $ 4.9% 5,270 $   4.1%
2nd Quarter YTD

Slide 9 Influences on Sales Continued Industrial end market strength International – Asia Pacific – Latin America – Europe Distribution Aerospace Acquisitions Emerging markets

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 991 $    3.3% 960 $    1,997 $   1.9% 1,960 $
Acquisitions 18          1.9% 45            2.3%
Currency 7            0.7% 10            0.6%
Adjusted Sales 966 $    0.7% 1,942 $   (1.0)%
Operating Margin
As reported 142 $    134 $    297 $       287 $
  % of Sales 14.3% 14.0% 14.9% 14.6%
2nd Quarter YTD

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 1,178 $ 27.7% 922 $    2,279 $   26.6% 1,800 $
Acquisitions 48          5.2% 83            4.6%
Currency 104        11.2% 183          10.2%
Adjusted Sales 1,026 $ 11.3% 2,013 $   11.8%
Operating Margin
As reported 175 $    122 $    359 $       249 $
  % of Sales 14.9% 13.2% 15.7% 13.9%
2nd Quarter YTD

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 431 $    7.1% 402 $    858 $       6.7% 804 $
Acquisitions 8            2.0% 8              1.0%
Currency 2            0.5% 4              0.5%
Adjusted Sales 421 $    4.6% 846 $       5.2%
Operating Margin
As reported 52 $       68 $       109 $       136 $
  % of Sales 12.1% 16.9% 12.7% 17.0%
2nd Quarter YTD

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 229 $    0.8% 227 $    482 $       (3.2)% 498 $
Acquisitions
Currency 7            3.1% 13            2.5%
Adjusted Sales 222 $    (2.3)% 469 $       (5.7)%
Operating Margin
As reported 5 $         7 $         21 $         38 $
  % of Sales 2.4% 3.1% 4.3% 7.6%
2nd Quarter YTD

Slide 14
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons, except Aerospace
Aerospace is calculated using a 12-month moving average
FY08 FY07
Total Parker 10% + 5% +
Industrial North America 4% +    1% -
Industrial International 16% + 13% +
Aerospace 19% + 10% +
Climate & Industrial Controls 6% -     2% -
Three months ending December

Slide 15 Balance Sheet Summary Cash Working capital Inventory Accounts receivable Pensions – FAS 158

Slide 16 $308 $474 $0 $100 $200 $300 $400 $500 $600 FY08 FY07 Strong Cash Flow Cash from Operating Activities 2 nd Quarter YTD

Slide 17
Financial Leverage
Debt to Debt Equity
29.7%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08
Goal - Not to exceed 37% over the cycle

Slide 18
FY 2008  Earnings Outlook Assumptions
Segment Sales & Operating Income
FY 2008 Sales change versus FY 2007
Industrial North America
1.5% -- 1.9%
Industrial International
19.3% -- 19.7%
Aerospace
3.6% -- 4.0%
Climate & Industrial Controls
(4.5)% -- (4.1)%
FY 2008 Operating margin percentages
Industrial North America
14.7% -- 15.1%
Industrial International
15.1% -- 15.5%
Aerospace
14.1% -- 14.5%
Climate & Industrial Controls
5.8% -- 6.2%

Slide 19
FY 2008 Earnings Outlook Assumptions
below Operating Margin
Corporate Admin +  1% to  - 1% vs. FY 2007
Interest Expense + 24% to + 19% vs. FY 2007
Other Expense (Inc.)  + 45% to  + 40% vs. FY 2007
Tax Rate 29%

Slide 20 Earnings Outlook – FY08 Low High Diluted earnings per share 5.15 $ 5.40 $

Slide 21 Questions & Answers... * * *

Slide 22 Appendix Income Statements 2 nd Quarter FY2008 1 st Half FY2008 * * *

Slide 23
Income Statement – 2
nd
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
2,829.1 $   100.0% 2,511.2 $ 100.0%
Cost of sales 2,194.1       77.6% 1,938.0    77.2%
Gross profit 635.0          22.4% 573.2        22.8%
S, G & A 319.0          11.3% 292.9        11.7%
Interest expense 26.0            .9% 22.3          .9%
Other (income) (6.2)             (.3)% (6.8)           (.3)%
Income before taxes 296.2          10.5% 264.8        10.5%
Income taxes 84.3            3.0% 71.8          2.8%
Net income
211.9 $       7.5% 193.0 $    7.7%
FY 2008 FY 2007

Slide 24
Income Statement – 1
st
Half
Dollars in millions
% of Sales % of Sales
Net Sales
5,616.3 $   100.0% 5,062.7 $ 100.0%
Cost of sales 4,316.4       76.9% 3,885.4    76.7%
Gross profit 1,299.9       23.1% 1,177.3    23.3%
S, G & A 643.9          11.5% 584.9        11.6%
Interest expense 48.4            .8% 39.4          .8%
Other (income) (6.4)             (.2)% (13.4)         (.3)%
Income before taxes 614.0          11.0% 566.4        11.2%
Income taxes 172.5          3.1% 162.8        3.2%
Net income
441.5 $       7.9% 403.6 $    8.0%
FY 2008 FY 2007